Supplement dated December 20, 2013

To

DAVIS VALUE PORTFOLIO

An Authorized Series of

DAVIS VARIABLE ACCOUNT FUND, INC.

Statutory Prospectus

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Davis Value Portfolio. The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary is amended as below.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 1999	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers-NY, Inc.

The section of the statutory prospectus entitled “Portfolio Managers” within the “Management and Organization” section of the prospectus is amended as below.

Portfolio Managers

Davis Value Portfolio

Christopher Davis has served as Portfolio Manager of Davis Value Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

Danton Goei has served as a Portfolio Manager of Davis Value Portfolio since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a Research Analyst in November 1998.

Supplement dated December 20, 2013

To

DAVIS FINANCIAL PORTFOLIO

An Authorized Series of

DAVIS VARIABLE ACCOUNT FUND, INC.

Statutory Prospectus

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as portfolio manager and Christopher Davis will be added as portfolio manager of Davis Financial Portfolio. The section of the statutory prospectus entitled “Portfolio Manager” within the Fund Summary is amended as below.

Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 2014 and From July 1999 until May 2007	Chairman, Davis Selected Advisers, L.P.

The section of the statutory prospectus entitled “Portfolio Manager” within the “Management and Organization” section of the prospectus is amended as below.

Portfolio Manager

•	Christopher Davis has served as Portfolio Manager of Davis Financial Portfolio since January 2014 and from July 1999 until May 2007 and also manages other equity funds advised by Davis Advisor. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

Supplement dated December 20, 2013

To

DAVIS VALUE PORTFOLIO

And

DAVIS FINANCIAL PORTFOLIO

Authorized Series of

DAVIS VARIABLE ACCOUNT FUND, INC.

Statement of Additional Information

dated May 1, 2013

As of January 1, 2014, Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Davis Value Portfolio. As of January 1, 2014, Kenneth Feinberg will be removed as portfolio manager and Christopher Davis will be added as portfolio manager of Davis Financial Portfolio. The section of the statement of additional information entitled “Portfolio Managers” is amended as below.

PORTFOLIO MANAGERS

Davis Value Portfolio

The portfolio managers of Davis Value Portfolio are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Davis Financial Portfolio

The portfolio manager of Davis Financial Portfolio is Christopher Davis. He is the person primarily responsible for investing the Fund’s assets on a daily basis.

Accounts Managed as of December 31, 2012

	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (1)
Christopher Davis	Registered investment companies	20	$14.2 Billion
	Other pooled investment vehicles	11	$470 Million
	Other accounts(2)	74	$2.4 Billion
Danton Goei	Registered investment companies	16	$3.5 Billion
	Other pooled investment vehicles	11	$165 Million
	Other accounts(2)	59	$254 Million
Andrew Davis	Registered investment companies	4	$994 Million
	Other pooled investment vehicles	1	$807 Million
	Other accounts(2)	9	$26 Million
C. Spears	Registered investment companies	3	$657 Million
	Other pooled investment vehicles	1	$807 Million
	Other accounts(2)	8	$13 Million

(1)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors portfolio managers may exceed the total assets managed by Davis Advisors.
(2)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

Structure of Compensation

Christopher Davis’ and Andrew Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Danton Goei’s and Chandler Spears’ compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.